Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 the Quarterly Report of Summer Infant, Inc. (the “Company”) on Form 10-Q/A for the period ending March 31, 2009 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I Joseph Driscoll, Chief Financial Officer of the Company, certify pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Report fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Driscoll
Joseph Driscoll	August 18, 2009
Chief Financial Officer